UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2013

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Officer

Effective May 24, 2013, Charles E. Cusack, III was appointed as Executive Vice President, Chief Operating Officer of Halcón Resources Corporation (the “Company”). Mr. Cusack, 54, joined the Company in October 2012 as Executive Vice President, Exploration. The terms of Mr. Cusack’s employment, including compensation, were not altered as a result of his appointment as Executive Vice President, Chief Operating Officer.

Mr. Cusack’s responsibilities include providing support to regional operations to include overseeing all geological efforts for the Company. Prior to joining the Company, Mr. Cusack served as Vice President—Exploration at Petrohawk Energy Corporation from 2005 until its sale to BHP Billiton in 2011, where he continued his role until joining the Company in 2012. Prior to joining Petrohawk, he was employed by PHAWK, LLC from its formation in 2003 until 2004. Mr. Cusack held various technical and management positions at 3TEC Energy Corporation, Cockrell Oil, Amerada Hess, Chevron and Tenneco Oil. Mr. Cusack began his career as a geologist with Gulf Oil in 1983 and holds a Bachelor of Science degree in engineering geology from Texas A&M University.

There are no arrangements or understandings between Mr. Cusack and any other person pursuant to which Mr. Cusack was appointed as Executive Vice President, Chief Operating Officer of the Company. Mr. Cusack is not related to any director or executive officer of the Company, and there are no transactions or relationships between the Company and Mr. Cusack that are reportable under Item 404(a) of Regulation S-K.

Amendment of Long-Term Incentive Plan

At the annual meeting of stockholders of the Company held on May 23, 2013, discussed further in Item 5.07 below, the Company’s stockholders approved an amendment to the Halcón Resources Corporation First Amended and Restated 2012 Long-Term Incentive Plan (the “2012 Plan”) to increase the number of shares of the Company’s common stock authorized to be issued under the 2012 Plan by 30 million shares, to a total of 41.5 million shares.  A copy of Amendment No. 1 to the 2012 Plan effecting the increase under the 2012 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A description of the 2012 Plan is included in the Company’s 2013 annual proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 9, 2013 under the heading “Proposal 2 — Approval of Amendment to Our First Amended and Restated 2012 Long-Term Incentive Plan” and is incorporated herein by reference.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also at the annual meeting of stockholders of the Company held on May 23, 2013, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to add a new Article Ninth providing, subject to certain exceptions, that the Court of Chancery of the State of Delaware will be the exclusive forum for certain legal actions.  The Certificate of Amendment was filed with the Secretary of State of Delaware on May 23, 2013 and was effective upon filing.  A copy of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders of the Company was held on May 23, 2013 in Houston, Texas for the purpose of voting on six proposals.

The first proposal was the election of four individuals to serve as Class C directors of the Company for three year terms expiring in 2016. The four directors elected and the tabulation of votes for each were:

Proposal 1 — Nominees for Directors	Votes For	Withheld	Broker Non-Votes
James L. Irish III	254,712,691	706,134	52,153,788
Daniel A. Rioux	253,687,794	1,731,031	52,153,788
Stephen P. Smiley	253,822,780	1,596,045	52,153,788
Floyd C. Wilson	254,049,245	1,369,580	52,153,788

The Company’s continuing directors after the meeting include Tucker S. Bridwell, James W. Christmas, Thomas R. Fuller, Kevin E. Godwin, David S. Hunt, David B. Miller, Michael A. Vlasic and Mark A. Welsh.

The second proposal was the approval of an amendment to the 2012 Plan to increase the number of shares of the Company’s common stock authorized for issuance under the 2012 Plan by 30 million shares, to a total of 41.5 million shares. The votes on the proposal were:

Proposal 2	Votes For	Votes Against	Broker Non-Votes	Abstentions
Amendment to 2012 Plan	236,061,282	19,112,977	52,153,788	244,566

The third proposal was the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. The votes on the proposal were:

Proposal 3	Votes For	Votes Against	Broker Non-Votes	Abstentions
Advisory vote on executive compensation	252,253,129	2,767,345	52,153,788	398,351

The fourth proposal was a nonbinding advisory vote on the stockholders’ preference as to how frequently the Company should seek future advisory votes on the compensation of the Company’s named executive officers. The votes on the proposal were:

Proposal 4	1 Year	2 Years	3 Years	Abstentions
Frequency of advisory vote on executive compensation	93,048,531	1,494,147	160,453,206	422,941

Based upon the results of the stockholder vote on Proposal 4, the Company intends to submit to its stockholders an advisory vote on executive compensation at its annual meeting every three years until the next advisory vote on the frequency of stockholder voting on executive compensation.

The fifth proposal was the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that, subject to certain exceptions, the Court of Chancery of the State of Delaware will be the exclusive forum for certain legal actions. The votes on the proposal were:

Proposal 5	Votes For	Votes Against	Broker Non-Votes	Abstentions
Approval of amendment to Amended and Restated Certificate of Incorporation	225,195,806	29,965,980	52,153,788	257,039

The sixth proposal was the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013. The votes on the proposal were:

Proposal 6	Votes For	Votes Against	Abstentions
Ratification of Deloitte & Touche LLP	306,660,073	417,851	494,736

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Halcón Resources Corporation dated May 23, 2013.

10.1	Amendment No. 1 to Halcón Resources Corporation First Amended and Restated 2012 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

May 29, 2013	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Halcón Resources Corporation dated May 23, 2013.

10.1	Amendment No. 1 to Halcón Resources Corporation First Amended and Restated 2012 Long-Term Incentive Plan.